UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2023

ANSYS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20853	04-3219960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 ANSYS Drive, Canonsburg, PA	15317
(Address of principal executive offices)	(Zip Code)

(844) 462-6797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ANSS	Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2023, Nicole Anasenes notified ANSYS, Inc. (the “Company”) that, after three years as the Company’s Chief Financial Officer and Senior Vice President of Finance, she intends to resign. Ms. Anasenes’ decision to resign arose from her desire to focus full-time on her advisory and board work. Ms. Anasenes was recruited to the Company from the Company’s Board of Directors in 2020 and has been instrumental in helping the Company navigate financial and business growth for the last three years.

Ms. Anasenes is expected to leave the Company in the second quarter of 2024 and looks forward to supporting the Company with the transition. The Company has launched a formal search for its next Chief Financial Officer, which will include both internal and external candidates.

Item 7.01.	Regulation FD Disclosure

On December 4, 2023, the Company issued a press release announcing Ms. Anasenes’ intention to resign as the Company’s Chief Financial Officer. The text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Additionally, the Company reaffirms its full year guidance for 2023 revenue, operating margin, diluted earnings per share, annual contract value (“ACV”), and unlevered operating cash flows. The Company also reaffirms its commitment to initiate full year 2024 guidance with ACV of around 10% constant currency growth excluding tuck-in M&A as well as its long-term outlook from 2022 to 2025 of 12% constant currency ACV growth, including tuck-in M&A, and $3 billion of cumulative unlevered operating cash flows, as described in its November 1, 2023 earnings release.

This information in this item is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated December 4, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS, INC.

Date: December 4, 2023	By:	/s/ Janet Lee
Janet Lee
Senior Vice President, General Counsel and Secretary